UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Limited
(Exact name of registrant as specified in charter)

11 Summer Street – 4th Floor
Buffalo, New York	14209
(Address of principal executive offices)	(Zip code)

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	716-883-2428

Date of fiscal year end:	November 30, 2008

Date of reporting period:	November 30, 2008

Item 1.     Reports to Stockholders.

ASA Limited

Annual
Report

2008

ASA Limited

Annual Report and
Financial Statements

November 30, 2008

Directors
Robert J.A. Irwin (U.S.A.)
David J. Christensen (U.S.A.)
Harry M. Conger (U.S.A.)
Phillip Goldstein (U.S.A.)
James G. Inglis (South Africa)
Andrew Pegge (U.K.)
Robert A. Pilkington (U.S.A.)
Julian Reid (U.K.)
A. Michael Rosholt (South Africa)

Contents
Letter to shareholders 2
Forward-looking statements 4
Certain investment policies and restrictions 5
Report of independent registered public accounting firm 5
Schedule of investments 6
Portfolio statistics 7
Portfolio changes 7
Statement of assets and liabilities 8
Statement of operations 9
Statements of changes in net assets 10
Notes to financial statements 11
Financial highlights 14
Supplementary information 14
Certain tax information for U.S. shareholders 15
Dividend reinvestment and stock purchase plan 16
Privacy notice 17
Direct registration system 17
Proxy voting 18
Form N-Q 18
Common share repurchases 18
Annual CEO certification 18
Board of directors and officers 19

Officers
Robert J.A. Irwin, Chairman, President and Treasurer
David J. Christensen, Vice President-Investments
Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer

Executive Office
11 Summer Street
Buffalo, NY, 14209 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Ernst & Young LLP, New York, NY, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Subcustodian
FirstRand Bank Limited
Johannesburg, South Africa

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Shareholder Services
LGN Group, LLC
Florham Park, NJ, U.S.A.
(973) 377-3535

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from LGN Group, LLC, Lawrence G. Nardolillo, C.P.A., P.O. Box 269, Florham Park, New Jersey 07932 (973) 377-3535. Shareholders are reminded to notify Computershare of any change of address.

Letter to Shareholders (unaudited)

     At November 30, 2008, ASA’s net asset value (NAV) was $47.37 per share. The closing price of the Company’s shares on the New York Stock Exchange was $42.25 at November 30, 2008, which represented a 10.8% discount to the NAV. This compares with the net asset value of $84.77 per share at November 30, 2007, at which time the closing price was $73.25 per share, a discount of 13.6% to the NAV. Total return, including the reinvestment of dividends, was a negative 43.9% for the fiscal year 2008 based on the NAV and a negative 42.1% based on the market price of the shares. This return in fiscal 2007 was 19.2% based on the NAV and 19.0% based on market price.

     Net investment income for the fiscal year ended November 30, 2008 was $0.63 per share, as compared to $1.11 per share for the fiscal year ended November 30, 2007. Realized gain from investments, including net realized gain (loss) on investments from foreign currency transactions, for the fiscal year ended November 30, 2008, was $16.91 per share, as compared to $9.03 per share for the fiscal year ended November 30, 2007. The amounts for 2008 are based on the weighted average shares outstanding for the fiscal year.

     Chart 1: ASA Historical Distributions

     Distributions totaling $2.00 and $2.30 per share were declared or paid during the fiscal years ended November 30, 2008 and November 30, 2007, respectively. (See note 1.E. Dividends to Shareholders (page 12) and Certain tax information for U.S. shareholders (pages 15 and 16) for further comments.)

     Historically, the South African gold mining companies paid relatively high dividends and contributed the majority of ASA’s income. However, these companies no longer pay out the large dividends witnessed in the past and South African gold mining shares now represent a smaller portion of ASA’s assets. Likewise, the platinum mining companies from which ASA has received the majority of its dividend income during the last two years are under severe pressure as a result of the decline in the platinum price and rising operating costs. Therefore, it is likely that dividends received by ASA may be substantially lower in the coming year than during the last several years. Capital gains realized by ASA have been higher during the last two years as a result of the diversification away from South African gold mining shares and the 2008 tender offer (see Notes to Financial Statements—Note 6) (“Tender Offer”).

     Operating expenses of $5.9 million during the last fiscal year were 53% higher than in the previous year reflecting an increase in legal and other expenses associated with the proxy contest and increases in retirement benefits, salaries and other operating costs. Operating expenses are anticipated to decline during the coming year. Most of the expenses associated with running the Company are fixed as the Company maintains a very small staff. Despite the overall decrease expected in operating expenses, our expense ratio, measured as the ratio of expenses relative to average net assets, is projected to increase, as the total net assets have declined following the tender offer last year and the lower valuation of many of ASA’s holdings.

     The discount at which the shares of ASA trade has narrowed over the last year and averaged 9.6% during the 2008 fiscal year versus an average discount of 13.1% during the 2007 fiscal year. This decrease seems related at least in part to the tender offer completed during 2008 and potential tender offers during the next two years. Since November of 2007, the NAV of ASA has fluctuated from a high of $99.34 in mid-March to a low of $36.34 per share in mid-October, reflecting an increase in the gold price volatility and the declining valuation of precious metals companies held by ASA.

Market Comments

     Recent turmoil in the global financial markets has created what may be the greatest “roller coaster ride” that investors have ever witnessed. Gold price volatility is the highest that we have ever observed and the divergence in performance between gold bullion and the mining shares has never been greater. Many investors who have invested a portion of their assets in gold or gold mining shares as a potential hedge against financial calamity, similar to what has been witnessed recently, have been disappointed with the recent performance of this asset class. Gold and mining shares have been caught in the broader market downdraft as the recession spread throughout the markets. Despite the near term issues, we continue to believe that recent events are supportive of gold prices over the longer term.

     During the last several years, investors established long positions in metals in order to participate in the high levels of demand for commodities due to surging global economic growth. Never before have the commodity markets witnessed the levels of investor interest in metals as seen in recent years. This investment interest over the last five years propelled commodity prices to record levels. However, it is taking only months for these positions to be unwound and the impact it is having on global commodity prices is unprecedented.

     The swift change in market sentiment has negatively affected the price levels for all commodities. During the last year, oil prices increased nearly 60% before declining by more than half since mid-year. This level of price volatility has only been witnessed in oil once in the last 25 years! Base metals prices have also declined alarmingly. Gold prices have actually been among the most stable of commodities during recent months. Nevertheless, the U.S. dollar price is down sharply from the peak of over $1,000 an ounce in March of 2008, just as Bear Stearns & Co., Inc. was failing. The negative news on the economy that has driven commodity price volatility is unlikely to be over and further economic weakness is probable before the global economy begins its recovery.

     Chart 2: Broad Decline in Commodities — Last Twelve Months

     Source: ASA Limited

     The indiscriminate selling of gold mining shares has not been witnessed in gold bullion. The gold bullion exchange-traded funds (“ETFs”) have continued to increase in size and draw investor interest potentially reflecting concerns related to the current financial crisis and fears that the current bailout plans will generate inflation twelve to eighteen months in the future. The relative strength in the gold price and the weakness in the gold mining shares have left the sector, in our view, inexpensive relative to historical valuations. Gold share indices relative to gold prices are trading near 20-year lows.

     The gold mining companies, unfortunately, have been caught in the same financial downdraft that has negatively affected every other sector of the economy. The share prices of these companies have been sold down sharply as investors have looked to raise liquidity, often times indiscriminately. ASA’s portfolio is overwhelmingly allocated to the largest and highest quality gold producers in the industry, with a smaller portion of the portfolio in platinum mining companies and a diversified mining company. The emphasis on the larger capitalized companies that are already in production has insulated the portfolio somewhat from the recent turmoil in the markets. Mid-sized precious metals companies, with little funding available either from the debt or equity markets to finance new projects, are being forced to reduce capital spending severely in order to stay afloat. The junior producers and exploration companies, whose life blood is low cost capital, are under more severe pressure and many of them may be forced to find merger partners or be forced out of business. These companies, as a result, have already announced the curtailment of some high cost operations and the postponement of several new projects under development. Many of the smaller precious metals companies may not survive the current liquidity crisis to see their projects reach maturity.

     Mining companies have been negatively affected by rising mining costs. Underperforming assets and slower growth rates have also pushed the share prices of gold mining companies lower. Higher costs for steel, fuel, reagents, and other inputs to the mining process have driven operating costs sharply higher and squeezed operating margins throughout the industry. The rising cost environment, combined with increased resource nationalism, longer permitting processes and increased environmental concerns have lowered the growth rate of new gold production sharply and curtailed the once high operating margins enjoyed by gold producers. Likewise, the dramatic decline in the value of the U.S. dollar has exacerbated these trends, raising production costs as local costs are translated to the U.S. dollar financial statements.

     These negative cost pressures are, however, positively impacting the supply/demand balance for gold as the development of new mining projects is not anticipated to replace production lost from the closure of older mines during the next couple of years. Likewise, both the growth in gold held by the ETFs and the limited hedging by producers are anticipated to positively affect the gold price over the course of the next two years. Gold held by investors, largely through the ETFs, is quickly becoming a significant factor in the global supply/demand balance for gold bullion. Jewelry demand, traditionally the backbone of gold demand, is anticipated to be softer during recessionary periods. Therefore, while prices may be somewhat subdued during the near term, we continue to believe that the long-term trend for gold remains favorable.

     ASA has long believed that platinum has many of the beneficial aspects of gold, but with a stronger long-term supply/demand balance and better operating margins, which in turn, has meant these companies have paid very good dividends to ASA. Unfortunately, there are occasions, such as the last several months, when a decrease in global demand occurs so rapidly and dramatically that producers are unable to cope with the pace of change. The onset of the current global recession is one of these contractions. The last twelve months are likely to be remembered as one of the tougher operating periods for the South African platinum producers in more than a decade. The combination of a collapse in prices, brought on by economic weakness, along with shortages of power and rising production costs, has squeezed operating margins. Even after accounting for a reduced dividend flow from these investments, we continue to believe strongly in this sector, but we continue to evaluate these holdings and their weighting in the portfolio.

     ASA’s portfolio has been realigned during the last year in order to complete the tender offer and further the diversification program. At November 30, 2007, South African gold shares represented 20.2% of net assets versus only 13.1% of net assets at the end of the 2008 fiscal year. ASA’s allocation to the platinum mining shares has declined reflecting the underperformance of this sector and sales of the PGM shares during the tender offer process. The platinum miners now represent 12.9% of net assets versus 20.2% of net assets a year earlier. ASA’s holdings of Canadian, Latin American and Channel Islands gold mining companies have increased as a percentage of the total assets as a result of new positions and/or relative outperformance of these investments. As a part of the tender offer for ASA’s shares, management has largely com-

pleted the diversification process commenced a couple of years ago and is now a more globally diversified, precious minerals fund.

     Chart 3: ASA’s Asset Allocation — 11/30/08

     Source: ASA Limited

*      *      *      *      *      *

     Other changes at ASA during the last year include the election as directors of Andrew Pegge, Phillip Goldstein and Julian Reid and the appointment of David Christensen to fill the vacancy created by the resignation of Henry R. Breck from the Board of Directors. In addition Robert J. A. Irwin, Harry M. Conger, A. Michael Rosholt, and James G. Inglis will not be standing for re-election to the Board at the 2009 Annual General Meeting of Shareholders. The new Board will consist of five directors versus nine previously. The Company will miss the deep knowledge and experience of the outgoing directors encompassing the economic, financial and technical aspects of the precious minerals industries. We thank them for their long and conscientious service. We believe that the Company will be well-served by the ongoing Board.

     Robert J. A. Irwin will retire at the conclusion of the 2009 Annual General Meeting of Shareholders as director, chairman, president and treasurer after serving ASA for 21 years.

     Copies of financial reports of the Company, as well as its latest net asset value, may be requested from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932, (973) 377-3535, or may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 15 of this report for information.

ROBERT J. A. IRWIN	DAVID CHRISTENSEN
Chairman, President and	Vice President-
Treasurer	Investments

January 13, 2009	January 13, 2009

*      *      *      *      *      *

     The Annual General Meeting of Shareholders will be held on Tuesday, February 17, 2009 at 10:00 a.m. at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

Forward-looking statements

     This report contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. By their nature all forward-looking statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of management’s plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company’s portfolio, the conditions in the United States, South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax laws.

Certain investment policies and restrictions (unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The Percentage of Voting Securities of any one Issuer that the Company May Acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
ASA Limited:

     We have audited the accompanying statement of assets and liabilities of ASA Limited (the “Company”), including the schedule of investments, as of November 30, 2008, and the related statement of operations and supplementary information for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements, supplementary information and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, supplementary information and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, supplementary information and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, supplementary information and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, supplementary information and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2008, the results of its operations and supplementary information for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 13, 2009

Schedule of investments

November 30, 2008
	Number of Shares/		Percent of
Name of Company	Principal Amount	Value	Net Assets
Common Shares
Gold investments
Gold mining companies
Australia
Newcrest Mining Limited – ADRs	1,865,000	$30,003,402	8.8%
Canada
Agnico-Eagle Mines Limited	600,000	22,596,000	6.6
Barrick Gold Corporation	1,025,000	30,196,500	8.9
Goldcorp Inc.	1,200,000	32,364,001	9.5
Kinross Gold Corporation	750,000	11,062,500	3.2
		96,219,001	28.2
Channel Islands
Randgold Resources Limited – ADRs	1,094,700	41,850,381	12.3
Latin America
Compania de Minas Buenaventura – ADRs	1,459,000	26,262,000	7.7
South Africa
AngloGold Ashanti Limited	943,194	20,137,192	5.9
Gold Fields Limited	2,429,577	19,971,123	5.9
Harmony Gold Mining Company Limited – ADRs (1)	503,100	4,346,784	1.3
		44,455,099	13.1
United States
Newmont Mining Corporation	420,368	14,145,383	4.1
Total gold mining companies (Cost – $143,960,390)		252,935,266	74.2
Exchange traded fund – gold
United States
SPDR Gold Trust (1) (Cost $10,005,000)	150,000	12,028,500	3.5
Total gold investments (Cost $153,965,390)		264,963,766	77.7
Platinum investments
Platinum mining companies
South Africa
Anglo Platinum Limited	470,100	21,704,119	6.4
Impala Platinum Holdings Limited	1,497,400	18,475,383	5.4
		40,179,502	11.8
United Kingdom
Lonmin PLC – ADRs	289,700	3,795,295	1.1
Total platinum investments (Cost $12,006,287)		43,974,797	12.9
Investments in other mining companies
United Kingdom
Anglo American plc (Cost $4,941,921)	914,800	21,577,892	6.3
Total common shares (Cost $170,913,598)		330,516,455	96.9
Convertible Securities
Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015 (Cost $15,000,000)	15,000,000	3,514,500	1.0
Total investments (Cost $185,913,598) (2)		334,030,955	97.9
Cash, receivables, and other assets less liabilities		7,063,714	2.1
Net assets		$341,094,669	100.0%

(1) Non-income producing security.

(2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2008 were $172,374,854 and $24,257,497, respectively, resulting in net unrealized appreciation on investments of $148,117,357.

ADR – American Depository Receipt

There is no assurance that the valuations at which the Company’s investments are carried could be realized upon sale. The notes to the financial statements form an integral part of these statements.

Portfolio statistics (unaudited)
November 30, 2008

Country breakdown*
Canada	29.2%
South Africa	24.9%
Channel Islands	12.3%
Australia	8.8%
Latin America	7.7%
United States	7.6%
United Kingdom	7.4%

* Geographic breakdowns, which are based on company domiciles, are expressed as a percentage of total net assets.

Principal portfolio changes during the year ended	Number of Shares/Principal Amount
November 30, 2008 (unaudited)	Increase		Decrease

Agnico-Eagle Mines Limited			100,000
Anglo American plc			250,000
AngloGold Ashanti Limited			802,700
AngloGold Ashanti Limited-Rights(1)	270,031		270,031
Anglo Platinum Limited			50,000
Barrick Gold Corporation			100,000
Compania de Minas Buenaventura – ADRs	729,500	(2)	170,500
Goldcorp Inc.			300,000
Gold Fields Limited			1,980,400
SPDR Gold Trust (formerly streetTRACKS Gold Trust)			50,000
Harmony Gold Mining Company Limited – ADRs			163,300
Impala Platinum Holdings Limited			225,000
Kinross Gold Corporation	750,000
Lonmin PLC-ADRs			160,300
Newcrest Mining Limited			1,135,000
Newmont Mining Corporation			100,000
NovaGold Resources Inc.			250,000
NovaGold Resources Inc, 5.50% Senior Convertible Notes, due 5/01/2015	$15,000,000
Randgold Resources Limited – ADRs			355,300
Yamana Gold Inc.			1,788,000

(1)	Received in company rights offering.
(2)	Received in 2 for 1 stock split.

Statement of assets and liabilities

November 30, 2008

Assets
Investments, at value (cost $185,913,598)	$334,030,955
Cash and cash equivalents	21,090,938
Dividends and interest receivable	349,153
Other assets	192,919
Total assets	$355,663,965

Liabilities
Accounts payable and accrued liabilities	463,250
Nonqualified pension liability	760,817
Liability for retirement benefits due to current and future retired directors	1,105,229
Dividend payable	12,240,000
Total liabilities	14,569,296
Net assets	$341,094,669
Common shares $1 par value
Authorized: 30,000,000 shares
Issued & Outstanding: 7,200,000 shares in 2008 and 9,600,000 shares in 2007	$7,200,000
Share premium (capital surplus)	15,936,867
Undistributed net investment income	28,038,896
Undistributed net realized (loss) from foreign currency transactions	(102,269,431)
Undistributed net realized gain on investments	244,070,980
Net unrealized appreciation on investments	148,117,357
Net assets	$341,094,669
Net assets per share	$47.37

The closing price of the Company’s shares on the New York Stock Exchange on November 30, 2008 was $42.25.

The notes to the financial statements form an integral part of these statements.

Statement of operations

Year ended November 30, 2008

Investment income
Dividend income (net of foreign withholding taxes of $330,539)	$10,392,900
Interest income	1,048,218
Total investment income	11,441,118
Expenses
Shareholder reports and proxy expenses	557,253
Directors’ fees and expenses	642,559
Provision for retirement benefits due to current and future retired directors	330,238
Salaries and benefits	1,327,819
Other administrative expenses	615,809
Fund accounting	164,750
Transfer agent, registrar and custodian	138,995
Professional fees and expenses	1,592,131
Insurance	190,301
Other	356,765
Total expenses	5,916,620
Net investment income	5,524,498
Net realized gain from investments
Proceeds from sales	330,967,214
Cost of securities sold	172,487,059
Net realized gain from investments	158,480,155
Net realized (loss) from foreign currency transactions
Investments	(9,657,159)
Foreign currency	(27,550)
Net realized (loss) from foreign currency transactions	(9,684,709)
Net (decrease) in unrealized appreciation on investments
Balance, beginning of year	567,853,998
Balance, end of year	148,117,357
Net (decrease) in unrealized appreciation on investments	(419,736,641)
Net realized and unrealized (loss) from investments and foreign currency transactions	(270,941,195)
Net (decrease) in net assets resulting from operations	$(265,416,697)

The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

Years ended November 30, 2008 and 2007

	2008	2007
Net investment income	$5,524,498	$10,636,012
Net realized gain from investments	158,480,155	104,528,153
Net realized (loss) from foreign currency transactions	(9,684,709)	(17,868,539)
Net increase (decrease) in unrealized appreciation on investments	(419,736,641)	26,306,855
Net increase (decrease) in net assets resulting from operations	(265,416,697)	123,602,481
Dividends payable/paid
From net investment income	(5,524,498)	(10,636,012)
From net realized gain on investments	(9,595,506)	(11,443,988)
Adjustment – tender offer
From common shares $1 par value	(2,400,000)	—
From share premium (capital surplus)	(5,312,289)	—
From undistributed net investment income	(26,851,291)	—
From undistributed net realized gain on investments	(157,594,782)	—
Net increase (decrease) in net assets	(472,695,063)	101,522,481
Net assets, beginning of year	813,789,732	712,267,251
Net assets, end of year (including undistributed net investment
income of $28,038,896 at November 30, 2008 and $54,890,187 at November 30, 2007)	$341,094,669	$813,789,732

The notes to the financial statements form an integral part of these statements.

Notes to financial statements

Year ended November 30, 2008

1. Summary of significant accounting policies ASA Limited (“the Company”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sale price on the date for which the valuation is being made on the exchange on which the securities are primarily traded, or the closing bid price if a sale price is not available. Securities traded over the counter are valued at the last sale price or the closing bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the New York Stock Exchange, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Company’s investments at fair value:

Investments in Securities
Valuation Inputs	(Fair Value)
Level 1 – Quoted Prices	$235,031,551
Level 2 – Other Significant Observable Inputs	98,999,404
Level 3 – Significant Unobservable Inputs	—
Total	$334,030,955

There is no assurance that the valuation at which the Company’s investments are carried could be realized upon sale.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

Notes to financial statements (continued)

Year ended November 30, 2008

D. Securities Transactions and Investment Income

During the year ended November 30, 2008, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $330,967,214 and $142,825,526, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 through 15 for certain additional tax information for U.S. shareholders.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars.

2. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

3. Retirement plans The Company has an unfunded non-qualified pension agreement with its Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents are credited at an annual rate of 5%. The Company recorded an expense of $108,850, including interest, for the total amount credited to the pension benefit account during the year ended November 30, 2008.

An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin’s service with the Company. At November 30, 2008, the Company has recorded a liability for pension benefits due under the agreement, including interest, of $760,817.

During the year ended November 30, 2008, the Company recorded an expense of $330,238 for retirement benefits due to current and future retired directors as a result of changes to the assumptions used in the calculation of these benefits. The liability for these benefits at November 30, 2008 was $1,105,229. Directors of the Company qualify to receive retirement benefits if they have served the Company (and any of its predecessors) for at least twelve years prior to retirement.

4. Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company’s assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

6. Tender offer On June 13, 2008, the Company commenced a tender offer to purchase up to 2,400,000 of its Common Shares, representing 25% of its issued and outstanding shares. Because the number of shares tendered exceeded 2,400,000 shares, the Company purchased shares duly tendered on a pro rata basis in accordance with the number of shares duly tendered by each shareholder. The Company paid $79.92 per share, the amount equal to 98% of $81.55, the net asset value per share as determined by the Company at the close of regular trading on the New York Stock Exchange on July 25, 2008, the expiration date of the tender offer. As a result, the Company’s outstanding shares decreased from 9,600,000 to 7,200,000. To the best of the Company’s

Notes to financial statements (continued)

Year ended November 30, 2008

knowledge, at the time of the tender offer Laxey Partners Limited (“Laxey”) and Lazard Asset Management LLC (“Lazard”) each was a “group” (as that term is used in Section 13(d) of the Exchange Act) owning beneficially more than 5% of the Company’s outstanding Common Shares. Based on information from a source at Laxey, Laxey sold 330,600 Common Shares in connection with the tender offer and received proceeds of approximately $26,421,552. Based on information from a source at Lazard, Lazard sold 587,683 Common Shares in connection with the tender offer and received proceeds of approximately $46,967,625.

7. Contingencies In connection with the Company’s 2008 Annual General Meeting of Shareholders, a group of shareholders managed or advised by Laxey filed with the Securities and Exchange Commission a proxy statement in which Laxey nominated Andrew Pegge (Chief Executive Officer and, through a family trust, a 50% owner of Laxey), Phillip Goldstein, and Julian Reid for election to the Company’s board of directors, to replace three of the nominees of the board of directors. Laxey’s proxy statement also included a proposal to recommend that the board of directors undertake a series of tender offers to address the discount from net asset value at which the Company’s shares have been trading. In its proxy statement, Laxey indicated that it intended to bear the costs of its proxy solicitation, which estimated costs were approximately $800,000. In its proxy statement, Laxey also indicated that it did not then intend to seek reimbursement of the costs of its proxy solicitation from the Company, but that it may decide to do so in the future. At the Company’s 2008 Annual General Meeting of Shareholders held on April 8, 2008, shareholders ultimately elected Andrew Pegge, Phillip Goldstein, and Julien Reid to serve as directors of the Company, but did not approve Laxey’s tender offer proposal. Laxey paid the costs of its proxy solicitation, but now Laxey is seeking reimbursement of its costs from the Company. Laxey has informed the Company that the actual costs of Laxey’s proxy solicitation were approximately $985,000. The Company’s Board is reviewing Laxey’s request for reimbursement, but has yet to act upon the request. Accordingly, the amount, if any, that the Company may reimburse Laxey is uncertain.

Financial highlights

	Year ended November 30
	2008	2007	2006	2005	2004
Per share operating performance
Net asset value, beginning of year	$84.77	$74.19	$55.93	$49.95	$51.54
Net investment income	.63	1.11	.76	.10	.22
Net realized gain from investments	18.01	10.89	1.31	3.44	.73
Net realized gain (loss) from foreign currency transactions	(1.10)	(1.86)	.04	(2.19)	(.68)
Net increase (decrease) in unrealized appreciation
on investments	(47.70)	2.74	17.05	5.58	(1.34)
Net unrealized gain (loss) on translation of
assets and liabilities in foreign currency	—	—	—	(.05)	.03
Net increase (decrease) in net assets resulting from operations	(30.16)	12.88	19.16	6.88	(1.04)
Dividends
From net investment income	(.63)	(1.11)	(.76)	(.20)	(.55)
From net realized gain on investments	(1.37)	(1.19)	(.14)	(.70)	—
Capital share transaction:
Effect of tender offer	(5.24)
Net asset value, end of year	47.37	$84.77	$74.19	$55.93	$49.95

Market value per share, end of year	$42.25	$73.25	$64.21	$49.65	$44.82

Total investment return (1)
Based on market price per share	(42.12%)	19.02%	31.54%	11.40%	(3.67%)

Ratios to average net assets
Expenses	.86%	.53%	.63%	1.15%	1.03%
Net investment income	.80%	1.44%	1.09%	.21%	.46%

Supplemental data
Net assets, end of year (000 omitted)	$341,095	$813,790	$712,267	$536,929	$479,533
Portfolio turnover rate	21.33%	12.07%	4.66%	7.31%	1.63%

Per share calculations are based on the 9,600,000 shares outstanding through November 30, 2007 and a weighted average of 8,800,000 shares outstanding for the year ended November 30, 2008.

(1) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

Supplementary information

Year ended November 30, 2008
Certain fees incurred by the Company
Directors’ fees	$422,166
Officers’ remuneration	1,327,819

The notes to the financial statements form an integral part of these statements.

Certain tax information for
U.S. shareholders (unaudited) (1)

     The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

     Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company’’ (a “PFIC’’) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF’’) with respect to his Company shares, (2) for taxable years of a U.S. shareholder beginning after December 31, 1997, elects to “mark-to-market’’ his Company shares as of the close of each taxable year, or (3) makes neither election.

     In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain, as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

     If a U.S. shareholder elects to treat the Company as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC, the rules described in the preceding paragraphs generally would not apply; those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution. Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

     Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

     A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year for which it is made and all of his subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2007 and who files his tax return on the basis of a calendar year may make a QEF election on his 2008 federal income tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on that return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

     A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a

(1) Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

* For example, the Company paid annual dividends of $2.30, $.90 and $.90 per share during 2007, 2006 and 2005, respectively, an average per year of $1.3667 per share. Accordingly, any dividends during 2008 in excess of $1.7084 per share (125% of $1.3667) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

**Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement’’ containing certain information required by Treasury regulations.

     In early 2009, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2008 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

     Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

     Computershare Trust Company, N.A. (“Computershare’’) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan’’) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

     For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

     For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

     Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders’’ for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

     To participate in the Plan, shareholders may not hold their shares in a “street name’’ brokerage account.

     Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the inter-net at www.computershare.com or by calling Computer-share’s Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

     The Company is committed to protecting the financial privacy of its shareholders.

     We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

     We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

Direct registration system

     In December 2007, the Company initiated participation in the Direct Registration System (“DRS”), which enables shareholders to register their Company shares in book-entry form without the issuance of a physical certificate and to transfer those shares electronically. Shareholders may continue to hold stock certificates representing their shares or may convert them to book-entry shares. A brochure which describes the features and benefits of the DRS can be obtained by calling Computershare Trust Company at 1-781-575-2879.

Proxy voting

     The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2008 are available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

Form N-Q

     The Company files its schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings reported on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common share repurchases

     The Company may from time to time purchase its common shares on the open market in such amounts and at such prices as the Company may deem advisable.

Annual CEO certification

     The Company has submitted to the New York Stock Exchange the required annual certification of the Company’s Chief Executive Officer. The Company also will include the certification of the Company’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to the Company’s Form N-CSR for the year ended November 30, 2008 to be filed with the Securities and Exchange Commission.

Board of Directors and Officers
of ASA Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. Officers are elected to serve one-year terms. For the purposes of his position as a director and officer of the Company, the address of each director and officer is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

Interested Directors*

Robert J.A. Irwin (81)
Position held with the Company: Chairman and Treasurer since 2003;
President since 2004; Director since 2003 (ASA Limited South Africa from
1987 to 2005)
Other Principal Occupations During Past 5 Years: Chairman of ASA Limited
South Africa from 1993 to 2005; Treasurer of ASA Limited South Africa from
1999 to 2005
Other Directorships held by Director: Former President, Chief Executive
      Officer and Director of Niagara Share Corporation (closed-end investment company)

David J. Christensen (46)
Position held with the Company: Vice President-Investments since May 2007;
Director since 2008
Other Principal Occupations During Past 5 Years: Vice President,
      Corporate Development, Gabriel Resources Ltd. from 2006 to 2008;
      independent financial consultant from 2003 to 2006 and Director of
      Fundamental Equity Research for Credit Suisse First Boston from 2002 to
      2003
Other Directorships held by Director: Director of Hecla Mining Company

Independent Directors

Harry M. Conger (78)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1984 to 2004)
Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
      Homestake Mining Company
Other Directorships held by Director: Director of Apex Silver Mines Limited

Phillip Goldstein (63)
Position held with the Company: Director since 2008
Principal Occupations During Past 5 Years: Self-employed investment advisor since 1992; principal of the general partner of six private investment partner-
      ships in the Bulldog Investors group of funds.
Other Directorships held by Director: Director of Brantley Capital Corporation and Mexico Equity and Income Fund.

James G. Inglis (64)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1998 to 2004)
Principal Occupations During Past 5 Years: Chairman of Melville Douglas
      Investment Management (Pty) Ltd. since 2002; Executive Director prior thereto.
Other Directorships held by Director: Director of Coupon Holdings (Pty) Ltd.
      (investment company)

Andrew Pegge (45)
Position held with the Company: Director since 2008
Principal Occupations During Past 5 Years: Director and Chief Executive Officer
      of Laxey Partners Limited (global active value fund manager) since 1999.

Robert A. Pilkington (63)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1979 to 2005)
Principal Occupations During Past 5 Years: Investment banker and
      Managing Director of UBS Securities LLC and predecessor companies
Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company)

Julian Reid (64)
Position held with the Company: Deputy Chairman (non-executive) since 2008;
      Director since 2008
Principal Occupations During Past 5 Years: Director of JF China Region Fund,
      Inc. (since 1997); Director and Chairman of 3a Funds Group (since 1998);
      Director (since 2004) and Chairman (since 2005) of The Korea Fund, Inc.;
      Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) residential prop-
      erty owner/manager); President (2004), Director (1994-2004) and Chairman
      (1998-2004) of Saffron Fund, Inc.

A. Michael Rosholt (88)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1982 to 2005)
Principal Occupations During Past 5 Years: Former Chairman of the National
      Business Initiative (South Africa) (non-profit organization); retired Chairman of Barlow Rand Limited (financial, industrial and mining corporation)

Other Officers

Paul K. Wustrack, Jr. (65)
Position held with the Company: Secretary and Chief Compliance Officer since 2004
Other Principal Occupations During Past 5 Years: Assistant U.S. Secretary of
      ASA Limited South Africa from 2002 to 2005, Chief Compliance Officer from 2004 to 2005; prior thereto, Special Counsel, Phillips, Lytle, Hitchcock,
      Blaine & Huber LLP

* By reason of being officers of the Company

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Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)
During the period covered by this report, there were no amendments to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item .

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Andrew Pegge, Chairman of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Pegge is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi- annual financial statements and services rendered in connection with statutory or regulatory filings for 2008 and 2007 were $94,000 and $88,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2008 and 2007.

(c)
Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2008 and 2007 were $5,500 and $0, respectively. The figure for 2008 includes fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2008 and 2007.

(e)(1)
The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non- audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2008 and 2007 were $5,500 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Andrew Pegge (Chairman), Harry M. Conger, Phillip Goldstein and James G. Inglis.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Limited

Proxy Voting Policies and Procedures

     The following is a statement of the proxy voting policies and procedures of ASA Limited (“Company”).

     Proxy Administration

     The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

     Authority and responsibility to vote proxies with respect to the Company’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Vice President – Investments. In evaluating proxy proposals, the President (or Vice President - Investments, when appropriate) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Vice President - Investments, when appropriate), who is accountable to the Board of Directors of the Company.

     General Principles

     In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company’s board of directors.

     The Company believes that the quality and depth of a portfolio company’s management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s management will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

     Specific Policies

A.	Routine Matters

1.

Election of Directors. In general, the Company will vote in favor of management’s director nominees if they are running unopposed. The Company believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management’s nominees are opposed in a proxy contest, the Company will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.

Ratification of Selection of Auditors. In general, the Company will rely on the judgment of management in selecting the independent auditors. Nevertheless, the Company will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

3.

Stock Option and Other Equity Based Compensation Plan Proposals. The Company will generally approve management’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to management’s business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D.	Anti-Takeover Proposals

In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

Stagger the board of directors;
Introduce cumulative voting;
Introduce unequal voting rights;
Create supermajority voting;
Establish preemptive rights.

In general, the Company will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Company will vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

F.	Conflict of Interest

In view of the fact that the Company is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company’s portfolio companies. The

Company maintains a record of the affiliated persons of each director and officer of the Company including the President, Vice President - Investments and Secretary. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the President (or Vice President - Investments, when appropriate) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that the Company’s vote was made solely in the interests of the Company and without regard to any other consideration.

Date: May 10, 2007

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2008.

	(a)(1)	As of the date of this filing, February 2, 2009, Messrs. Robert J.A. Irwin and David J. Christensen are responsible for the day-to- day management of the registrant’s portfolio. Mr. Christensen makes investment recommendations regarding the registrant’s portfolio. However, all investment decisions require the concurrence of Mr. Irwin. Mr. Irwin has served the registrant as Chairman and Treasurer since 2003 and President since 2004. He previously served the Company’s predecessor (ASA Limited, organized in South Africa) as Chairman of the Board from 1993 to 2005 and as Treasurer from 1999 to 2005. Mr. Christensen joined the registrant in May 2007 as Vice President – Investments. During the past five years, he served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

	(2)	Except as noted below, Messrs. Irwin and Christensen are not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except their personal accounts or those of members of their family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. In his capacity as a trustee of a charitable foundation (the “Foundation”), Mr. Irwin is responsible for the day-to-day management of an account (the “Account”) maintained by the Foundation having total assets of $2,795,448. Mr. Irwin receives no compensation for his services as a trustee of the Foundation. The account includes securities of two companies that are also held by the registrant. Those securities have been held by the Foundation since at least 1999 and have a total value of $1,022,554. Mr. Irwin’s management responsibilities for the portfolios of the registrant and the Account could present potential conflicts of interest with respect to effecting trades in the same securities. However, the registrant believes that these potential conflicts of interest do not have an adverse effect on the portfolio management of the registrant

(3)	Mr. Irwin’s compensation consists of a fixed salary, discretionary bonus and non-qualified pension benefit, each as determined annually by the registrant’s Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Irwin’s compensation, the Board of Directors and Compensation Committee have considered his overall performance and his management responsibilities with the registrant, including those not related to the registrant’s portfolio. Pursuant to an employment agreement between the registrant and Mr. Christensen, Mr. Christensen’s compensation consists of a fixed salary which may be increased by the Board in its discretion. Under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

(4)	Mr. Irwin beneficially owns common shares of registrant having a value in the range of $100,000 to $500,000. Mr. Christensen currently does not own any common shares of the registrant.

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Period	(a)Total	(b)Average	(c)Total	(d)Maximum
	Number of	Price Paid per	Number of	Number (or
	Shares (or	Share (or Unit)	Shares (or	Approximate
	Units)		Units)	Dollar Value)
	Purchased		Purchased as	of Shares (or
			Part of Publicly	Units) that May
			Announced	Yet Be
			Plans or	Purchased
			Programs	Under the Plans
				or Programs
Month #1	0	$0.00	N/A	2,400,000
June 1–June 30
Month #2	2,400,000*	$79.92	2,400,000	None
July 1-July 31
Month #3
August 1-	0	$0.00	N/A	N/A
August31
Month #4
September 1-	0	$0.00	N/A	N/A
Spetember 30
Month #5
October 1-	0	$0.00	N/A	N/A
October 31
Month #6
November 1-	0	$0.00	N/A	N/A
November 30

Total	2,400,000	$79.92	2,400,000	N/A

*On June 13, 2008, the registrant announced and commenced a cash tender offer to purchase up to 2,400,000 of its Common Shares representing 25% of its outstanding shares. The tender offer expired on July 25, 2008 and 2,400,000 Common Shares were purchased.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 23, 2009.

Item 11.	Controls and Procedures

	(a)	The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

	(b)	The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: February 2, 2009	By:	/s/ Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Date: February 2, 2009	By:	/s/ Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer
(Principal Executive Officer and
Principal Financial Officer)